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PRESS RELEASE
MIAMI, FL / MAY 30, 2024
GAUCHO HOLDINGS EXPANDS WITH GAUCHO OPEN ASSET LENDING DIVISION
New Fintech Financing Arm "GOAL" May Expand Beyond Company Assets, Disrupting Traditional Lending in Argentina
GAUCHO GROUP HOLDINGS, INC.
(NASDAQ:VINO)
Source: Gaucho Group Holdings, Inc.
GOAL
GAUCHO OPEN ASSET LENDING

May 30, 2024

Dear Stockholders,

We hope this message finds you well. We are pleased to share an important development within Gaucho Group Holdings, Inc. ("Gaucho Holdings") that marks a significant milestone in our company's strategic growth.

We are excited to announce the formation of our new fintech financing arm, **Gaucho Open Asset Lending ("GOAL")**. This new division aims to revolutionize traditional lending practices in Argentina by providing tailored financing options. Our goal is to make luxury vineyard ownership more accessible while diversifying our income streams.

GOAL's innovative approach has the potential to extend beyond our company assets. By adapting our model to serve a broader audience through a dedicated app, we can address the needs of Argentina's largely non-leverage populace of 46 million people. We see significant

long-term potential in generating interest income from these transactions, supporting our vision for sustainable growth.

For more detailed information, we encourage you to read our latest press release, available below. Additionally, Benzinga has published an insightful article this morning covering our new initiative, which you can find here.

We remain committed to keeping you informed about our progress and are grateful for your continued support.

For further details, we encourage you to read the full press release printed below:

GAUCHO PRESSWIRE

GAUCHO HOLDINGS EXPANDS WITH GAUCHO OPEN ASSET LENDING DIVISION

New Fintech Financing Arm "GOAL" May Expand Beyond Company Assets, Disrupting Traditional Lending in Argentina

MIAMI, FL / May 30, 2024 / Gaucho Group Holdings, Inc. (NASDAQ:VINO), a company that includes a growing collection of e-commerce platforms with a concentration on fine wines, luxury real estate, and leather goods and accessories (the "Company" or "Gaucho Holdings"), today announced the formation of a new fintech mortgage lending division, Gaucho Open Asset Lending ("GOAL"). As Gaucho Holdings' new financing arm, GOAL is intended to serve as the Company's self-financing option for buyers of its unique luxury vineyard real estate project, Algodon Wine Estates, with plans to expand beyond.

This strategic development allows Gaucho Holdings, which owns Algodon Wine Estates outright, to offer self-financed mortgages to prospective buyers. These options include 10, 15, and 20-year mortgage terms, providing greater accessibility to over 400 vineyard estate lots. The Company estimates that the potential revenue from the sale of these vineyard lots could be approximately USD 80 - 100 million, excluding any future appreciation. GOAL's introduction is designed to bolster the Company's financial structure by generating significant interest income from these transactions. Even after the sale of all

projected lots, Gaucho Holdings will retain over 2,500 acres for its operations and further development.

Furthermore, Gaucho Holdings aims to expand GOAL beyond its own real estate projects, with the potential to disrupt the lending industry in Argentina by providing innovative fintech mortgage and lending solutions in a country where traditional financing options are largely unavailable to the public.

GOAL anticipates soon launching an app to reach 46 million Argentines, focusing on highly urbanized cities such as Buenos Aires, Córdoba, Mendoza, and Rosario. These cities have substantial populations that have historically been excluded from the lending market, with limited access to mortgages and credit. The Company believes this is a timely and fitting product for Argentina, where it foresees a robust demand for lending services, particularly in urban areas with a growing need for housing and credit access.

In light of recent economic improvements in Argentina, Gaucho Holdings observes a potential stabilization of the country's economy. The anticipated reintroduction of mortgage lending by Argentine banks could further stimulate the real estate sector, thereby positively influencing sales and property values.

"By providing tailored financing options, we aim to not only make luxury vineyard ownership more accessible but also diversify our income streams, supporting our vision for future growth," commented Scott Mathis, CEO and Founder of Gaucho Group Holdings. "Incidentally, I've been looking to launch Gaucho Open Asset Lending for some time, and I believe the timing is now right. GOAL could be adapted to serve a much wider audience through an app, meeting the needs of a mostly non-leverage populace of 46 million Argentines. The long-term potential here is enormous. Creating a financing arm of Gaucho has the potential to become larger than the Company's current assets."

About Gaucho Group Holdings, Inc.
For more than ten years, Gaucho Group Holdings, Inc.'s (gauchoholdings.com) mission has been to source and develop opportunities in Argentina's undervalued luxury real estate and consumer marketplace. Our company has positioned itself to take advantage of the continued and fast growth of global e-commerce across multiple market sectors, with the goal of becoming a leader in diversified luxury goods and experiences in sought after lifestyle industries and retail landscapes. With a concentration on fine wines (algodonfinewines.com & algodonwines.com.ar), hospitality

(algodonhotels.com), and luxury real estate (algodonwineestates.com) associated with our proprietary Algodon brand, as well as the leather goods, ready-to-wear and accessories of the fashion brand Gaucho – Buenos Aires™ (gaucho.com), these are the luxury brands in which Argentina finds its contemporary expression.

Cautionary Note Regarding Forward-Looking Statements
The information discussed in this press release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

— END OF PRESS RELEASE —

SEE THE PRESS RELEASE

We express our sincere thanks for your support of Gaucho Group Holdings, Inc.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this anouncement includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

112 NE 41st Street, Suite #106 Miami, FL 33137